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Exhibit 10.11
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             Cathy Sigalas, General Counsel and Corporate Secretary
                                Terms of Contract

Employment termination date:  July 21, 2001
Notwithstanding the termination of her employment, Ms. Sigalas will continue to work through a transition with her replacement, currently anticipated to be through August 10.

Other than her rights under her employment agreement, Ms. Sigalas is not entitled to any Relocation related severance or transition payments.

Total Contractual Severance Due: $262,000 (18 months salary) Ms. Sigalas has agreed to receive her severance in monthly payments, rather than in a lump sum, as follows:

Payments:         July 27, 2001:            $45,000
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                  August 27, 2001:          $30,000
                  September 27, 2001:       $30,000
                  October 27, 2001:         $30,000
                  November 27, 2001:        $30,000
                  December 27, 2001:        $30,000
                  January 27, 2002:         $30,000
                  February 27, 2002:        $37,500

Vesting of stock options/Forfeiture of certain options:
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Effective July 21, 2001, the following options will vest:

         Date of grant              Number of options vested
         -------------              ------------------------

         April 7, 1999              13,000
         September 1, 1999          25,000
         March 29, 2000             62,000

Effective July 21, 2001, the following options will be forfeited and expire:

         Date of grant              Number of options vested
         -------------              ------------------------

         May 31, 1995               927.27
         December 23, 1997          12,000

* The objective of this payment is to cover the taxes due on the vesting of Ms. Sigalas' ESEP shares, and to leave Ms. Sigalas with a balance of a few thousand dollars until the next payment on August 27, Ms. Sigalas gave up about $105,000 in salary during the course of the ESEP Program, and approx. 85,000 shares will vest on termination of other employment. Before applying any amount of severance to the taxes due on vesting of the ESEP shares, unused leave will be credited to payment of those taxes.